Rental Income	12 Months Ended
Dec. 31, 2011
Leases, Operating [Abstract]
Operating Leases of Lessor Disclosure [Text Block]
14.	Rental Income

The Company leases premises in its properties to tenants pursuant to lease agreements, which provide for terms ranging generally from five to 25 years. The majority of leases provide for additional rents based on tenants' sales volume. The weighted average remaining lease term is 11.7 years.

As of December 31, 2011, the future minimum rentals for the next five years from rental property under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, are as follows (in thousands):

For the Year Ending December 31,
2012	$32,779
2013	31,655
2014	30,165
2015	28,536
2016	25,207
Thereafter	258,136

Total	$406,478

Of these future minimum rentals, approximately 46.0% of the total is attributable to Walgreens, approximately 2.8% of the total is attributable to Kmart and approximately 11.6% is attributable to CVS. Walgreens operates in the national drugstore chain industry, Kmart’s principal business is general merchandise retailing through a chain of discount department stores and CVS is a leading pharmacy provider. The loss of any of these anchor tenants or the inability of any of them to pay rent could have an adverse effect on the Company’s business.

The Company’s properties are located primarily in the Midwestern United States and in particular Michigan. Of the Company’s 87 properties, 42 are located in Michigan.